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                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                    November 25, 1998

Dear Shareholder,

  We are pleased to present to shareholders of The Emerging Germany Fund Inc. the Fund's report for the quarter ended September 30, 1998.

  The German equity market started the third quarter with strong performance. However, along with most markets around the world, the German market corrected sharply in late July. As the Asian crisis spread to Russia, resulting in the devaluation of the ruble and a moratorium on Russian government debt securities, the world markets experienced a sharp sell-off. This trend continued through early October in part as a result of excessive de-leveraging within the financial sector. The German market has since experienced a sharp rebound from its third-quarter lows following a shift towards monetary easing globally.

  At September 30, 1998, the Fund had net assets of $202,204,238 or $14.43 per share, compared with $244,661,835 million or $17.47 per share at the beginning of the quarter. In the third quarter 1998, the Fund's net asset value and market price returned -15.3% and -18.8%, respectively, compared with a return in the DAX100 Index of -17.5% in dollar terms. For the first nine months of 1998, the Fund's net asset value and market price returned 20.4% and 13.2%, respectively, compared with a return of 12.6% in the DAX100 Index and 14.6% in the MSCI-Germany.

  Pursuant to the Fund's distribution policy, the Board declared a quarterly dividend of $0.42 per share paid on October 20, 1998 to shareholders of record on October 12, 1998.

  We thank our shareholders for their continued interest and support.

[SIG]                                                [SIG]
    Rolf Passow                                          William S. Stack
    Chairman                                            President

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                             MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

STOCK MARKET REVIEW

  In the beginning of the third quarter, German indices reached all-time highs. Through July 21, the DAX Index rose by more than 45%. After this peak, the German markets faced a sharp sell-off. By October 10, the DAX lost more than a 35% from its July 21 peak. Relative to bonds, German equities had fallen back to the levels of the early 1980s. The sell-off was mainly triggered by the crisis inside the financial sector (partly due to excessive leverage) and less as a result of real economic problems. What had dragged the markets down had been an aggressive bout of de-leveraging, and this had prompted an unpredicted rise in risk aversion. Domestic and defensive stocks outperformed in the sell-off. For instance, the retail, insurance and utility sectors declined by only 10% to 15% compared to the banking and construction sector which lost more than 30% and a 24% decline in the DAX Index. One of the worst performing stocks in the third quarter was Deutsche Bank with a decline of almost 44%.

  The technical bounce in the market was not surprising, as market levels in early October appeared to be discounting a stream of bad news. A combination of high cash levels and monetary easing has led to this sharp rebound. German equities recovered by more than 20% from their early October lows. We are hopeful that a continuation of the current monetary policy worldwide will support a stabilization of financial markets until the end of the year. Despite the slower growth prospects and an overall downward revision in earnings, we expect positive development in equity markets in Europe. This should be helped by recent rate cuts by the European Central Bank ("ECB"), a continuation of restructuring measures, and an acceleration of share buy-backs after recent tax and legislative changes in Germany, France and the U.K.

ECONOMY

  Developments in the global economy are beginning to have a greater influence on the economic prospects for Germany and Euroland as a whole. Business sentiment is deteriorating in the EMU states, as evidenced by recent corporate surveys which show increased skepticism. The turmoil in the world economy has led to a series of downward revisions in GDP growth in Europe. Prospects for exports in Europe to non-European regions have deteriorated after the recent U.S. dollar plunge. However, exchange rate stability within the Euro area is limiting the exchange rate risk for exporters within the EMU countries. Given the weaker export outlook, a recovery in domestic demand is the key to sustaining economic growth.

  For the first time since German unification, employment is on the rise. This is a key prerequisite for strong domestic demand. The turnaround in employment and falling import prices have benefited the purchasing power of households in 1998.

  Concerns about a global credit crunch and recession have given rise to more demands for a globally coordinated reduction in key interest rates. In our view, the priority of the ECB is to complete the process of convergence of short-term interest rates to a common level of 3.3% by the end of the year. The interest-rate cuts required for this are still considerable in Ireland, Italy, Portugal and Spain and represent a significant potential monetary stimulus for Euroland. The Bundesbank is therefore not expected to lower its key rate this year. We expect the ECB to ease in the first half of 1999. Such a move will be dependent on the extent of the economic slowdown in Euroland, and a continuation of the positive trend in inflation, along with the potential of further monetary easing in the U.S.

POLITICAL DEVELOPMENTS

  For the first time since German unification, Germans have elected a new Chancellor. The Social Democratic Party of Germany (SPD) and its coalition partner, the Greens, have replaced the Christian Democrat-Liberal coalition. As a result, we expect that next year's fiscal policy will be off to the best start since German unification, although we are somewhat cautious because the tax-reform measures approved by the new coalition are not as aggressive as had been predicted. The reform merely lowers the tax rates in the current system but reduces the availability of some tax exemptions. The focus of the reform is also on a redistribution of income. The beneficiaries will be households with small or average incomes. Despite a benign budget situation, only the third stage of the tax reform scheduled for 2002 is to include a reduction in the net tax burden by DM10 billion, according to the government's new plan. The first two stages of the tax reform, which will involve cuts of DM14 and 16 billion in 1999 and 2000, respectively, are entirely financed through the abolition of tax breaks. On balance, the tax reform will raise profits in the corporate sector, but will diminish free cash flow.

PORTFOLIO REVIEW

  In the third quarter of 1998, the total net asset value of the Fund returned -15.3% and the market price returned -18.8% compared to a return of -17.5% in the DAX100 in dollar terms and -15.8% in the MSCI-Germany. For the first nine months of the year, the total net asset value of the Fund has increased by 20.4%, compared with a rise of 12.6% in the DAX100 and 14.6% in the MSCI-Germany.

  In the course of the third quarter, the Fund lowered its weighting in the banking sector by reducing its position in Deutsche Bank, Bayerische Vereinsbank, BHF-Bank and Credito Italiano. The Fund also lowered its cyclical exposure by reducing its position in Bayer, BASF, Daimler Benz and Lufthansa. On the other hand, the Fund raised its weighting in the telecom, media and utility sectors by increasing its position in Mannesmann and by acquiring a position in EM.TV & Merchandising (EMTV) and Berliner Kraft und Licht. EMTV produces and distributes children's television programs, licenses and merchandises its own programming, as well as rights to third-party products, and promotes sporting events, tradeshows and other large scale projects. Berliner Kraft und Licht provides electricity and district heating to residential and business customers in Berlin and its suburb.

  At the end of the third quarter, the insurance sector represented the Fund's highest sector weighting, and Allianz represented the largest single position in the Fund.

  Stocks of the following companies represented the Fund's ten largest positions at September 30, 1998:

                                                                                       MARKET VALUE     PERCENT OF
COMPANY                                                                                   IN USD        NET ASSETS
-----------------------------------------------------------------------------------  ----------------  -------------
Allianz AG Holding.................................................................  $     23,944,552         11.8%
Volkswagen AG......................................................................        18,036,762          8.9%
SAP AG.............................................................................        15,896,300          7.9%
Mannesmann AG......................................................................        13,649,264          6.8%
Munchener Ruckversicherungs-Gesellschaft AG........................................        11,031,613          5.5%
Bayerische Vereinsbank AG..........................................................         9,941,923          4.9%
Deutsche Pfandbrief- und Hypothekenbank AG.........................................         9,663,513          4.8%
Mobil Com..........................................................................         9,226,557          4.6%
Daimler Benz.......................................................................         8,370,255          4.1%
Sixt AG Pfd........................................................................         8,138,546          4.0%
                                                                                     ----------------          ---
                                                                                     $    127,899,285         63.3%
                                                                                     ----------------          ---
                                                                                     ----------------          ---

PERCENT OF NET ASSETS BY INDUSTRY

                                                                                                        PERCENT OF
INDUSTRY CLASS                                                                                          NET ASSETS
-----------------------------------------------------------------------------------------------------  -------------
Automotive Related...................................................................................         13.1%
Banking..............................................................................................         15.9%
Chemicals and Textiles...............................................................................          5.6%
Financial Services...................................................................................          2.2%
Household Related Non-Durables.......................................................................          5.8%
Industrial Equipment.................................................................................          5.6%
Insurance............................................................................................         17.3%
Technology Services..................................................................................          7.8%
Telecommunication....................................................................................         12.7%
Telemedia/Services...................................................................................          2.5%
Transportation Services..............................................................................          5.2%
Utilities............................................................................................          1.2%
                                                                                                               ---
                                                                                                              94.9%
                                                                                                               ---
                                                                                                               ---

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
INVESTMENTS IN SECURITIES AND NET ASSETS
SEPTEMBER 30, 1998 (UNAUDITED)

-------------------------------------------------------------------------------------------------
 SHARES                             EQUITY INVESTMENTS                               MARKET VALUE
-------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR - 13.1%
        AUTOMOTIVE RELATED - 13.1%
 100,000 Daimler Benz AG **......................................................... $  8,370,255
 250,000 Volkswagen AG **...........................................................   18,036,762
                                                                                     ------------
                                                                                       26,407,017
                                                                                     ------------
CONSUMER NON-DURABLES SECTOR - 5.8%
        HOUSEHOLD RELATED
          NON-DURABLES - 5.8%
  70,000 Adidas AG **...............................................................    8,025,985
   1,750 Hugo Boss AG Pfd...........................................................    3,667,225
                                                                                     ------------
                                                                                       11,693,210
                                                                                     ------------
CYCLICAL/CAPITAL GOODS SECTOR - 16.4%
        CHEMICALS AND TEXTILES - 5.6%
 150,000 BASF AG....................................................................    5,684,948
 150,000 Bayer AG...................................................................    5,666,986
                                                                                     ------------
                                                                                       11,351,934
                                                                                     ------------
        INDUSTRIAL EQUIPMENT - 5.6%
  35,000 Aixtron AG.................................................................    5,553,227
 129,993 Pfeiffer Vacuum Technology AG (ADR) *......................................    5,759,479
                                                                                     ------------
                                                                                       11,312,706
                                                                                     ------------
        TRANSPORTATION SERVICES - 5.2%
 125,000 Lufthansa AG **............................................................    2,470,513
  59,100 Sixt AG Pfd................................................................    8,138,546
                                                                                     ------------
                                                                                       10,609,059
                                                                                     ------------
INTEREST-SENSITIVE SECTOR - 36.6%
        BANKING - 15.9%
 135,000 Bayerische Vereinsbank AG..................................................    9,941,923
 150,000 BHF-Bank AG **.............................................................    4,849,719
 251,500 Credito Italiano Sp.A......................................................    1,047,917
 100,000 Deutsche Bank AG...........................................................    5,167,046
 134,500 Deutsche Pfandbrief- und Hypothekenbank AG.................................    9,663,513
   7,500 UBS AG(Union Bank of Switzerland)..........................................    1,466,541
                                                                                     ------------
                                                                                       32,136,659
                                                                                     ------------

-------------------------------------------------------------------------------------------------
 SHARES                             EQUITY INVESTMENTS                               MARKET VALUE
-------------------------------------------------------------------------------------------------
        FINANCIAL SERVICES - 2.2%
   1,300 MLP (Marschollek, Lautenschlager und Partner) Pfd.......................... $    653,814
   7,500 MLP (Marschollek, Lautenschlager und Partner) **...........................    3,772,003
                                                                                     ------------
                                                                                        4,425,817
                                                                                     ------------
        INSURANCE - 17.3%
  77,205 Allianz AG Holding.........................................................   23,944,552
  25,000 Munchener Ruckversicherungs-Gesellschaft AG................................   11,031,613
                                                                                     ------------
                                                                                       34,976,165
                                                                                     ------------
        UTILITIES - 1.2%
  50,000 Berliner Kraft und Licht...................................................    2,400,910
                                                                                     ------------
MEDIA SECTOR - 2.5%
        TELEMEDIA/SERVICES - 2.5%
  15,000 EM.TV Merchandising........................................................    4,984,433
                                                                                     ------------
TECHNOLOGY SECTOR - 20.5%
        TECHNOLOGY SERVICES - 7.8%
  37,500 SAP AG.....................................................................   15,896,300
                                                                                     ------------
        TELECOMMUNICATION - 12.7%
  49,700 Cseke Radiokomunikace *....................................................    1,262,380
 149,000 Mannesmann AG **...........................................................   13,649,264
  37,133 MobilCom AG................................................................    9,226,556
  15,360 Teles AG *.................................................................    1,515,584
                                                                                     ------------
                                                                                       25,653,784
                                                                                     ------------
        Total Equity Investments
          (Cost $168,081,947) - 94.9%..............................................   191,847,994
        Other Assets Less Liabilities - 5.1%.......................................    10,356,244
                                                                                     ------------
        Net Assets - 100.0%........................................................  $202,204,238
                                                                                     ------------
                                                                                     ------------

----------------
Percentages are of net assets.

  * Non-income producing security.

 ** Part of this security is on loan.

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                     This page is intentionally left blank.

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Rolf Passow, Chairman*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn
James E. Dowd**
Alfred W. Fiore
George N. Fugelsang*
Siegfried A. Kessler**
Gottfried W. Perbix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS

William S. Stack, President
Barbel Lenz, Vice President
Robert J. Goldstein, Secretary
Karin L. Brotman, Assistant Secretary
Caroline M. Hirst, Treasurer and Assistant Secretary
Judith W. O'Connell, Assistant Treasurer
Jennie W. Klein, Assistant Treasurer
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

--------------------------------------------------------------------------------

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL

Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.

                               SUMMARY OF GENERAL
                                  INFORMATION
---------------------------------------

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Exchange Composite Transaction section of THE WALL STREET JOURNAL (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122 or visit the Fund's website at www.emerginggermany.com.

DIVIDEND REINVESTMENT PLAN

  Through the Fund's Voluntary Dividend Reinvestment Plan (the "Plan"), shareholders may elect to receive dividends and other distributions in the form of additional shares of the Fund. As of November 29, 1998, shareholders who hold Fund shares in their own name will automatically receive dividends and other distributions in the form of additional shares of the Fund. Other shareholders wishing to participate in the Plan should contact their brokerage firm, bank or other nominee to see if it will participate on their behalf. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.
      This report is furnished to shareholders of The Emerging Germany Fund
    Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
      All references in this report to "dollars" or "$" are to United States dollars.
      Comparisons between changes in the Fund's net asset value per share and changes in the DAX100 Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/ dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                                QUARTERLY REPORT
                               SEPTEMBER 30, 1998